SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)   June 8, 2004


                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              DE                         1-11900                 75-2422983
 ----------------------------    ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


         8200 Springwood Drive, Suite 230, Irving, TX       75063
         --------------------------------------------     ----------
           (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code   (972) 444-8280


         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

                        INTEGRATED SECURITY SYSTEMS, INC.
           announces resignation of Alan Arsht from board of directors

Irving, Texas - June 11, 2004 - Integrated Security Systems, Inc. (OTCBB Symbol:
IZZI) announced today that Alan Arsht, a member of the Company's board of directors has resigned in order to devote more time to his other business interests and responsibilities.

"Alan has been a conscientious director and we appreciate his contributions as a board member and his unwavering support of the company over the past several years," said C.A. Rundell, CEO of Integrated Security Systems. "We wish him great success as he redirects his time into his recently formed and rapidly expanding business venture. He remains a friend and shareholder and we are pleased that he has offered his future assistance if called upon."

"It has been a great pleasure to serve on the board for the past few years and to watch the company's transformation," said Alan Arsht. "I wish the Company all the best and will be available to assist on particular matters in the future if needed."

Headquartered in Irving, Texas, ISSI is a technology company that provides products and services for homeland security needs. ISSI also designs, develops and markets safety equipment and security software to the commercial, industrial and governmental marketplaces. ISSI is a leading provider of anti-terrorist barriers, traffic control and safety systems within the road and bridge and perimeter security gate industries. ISSI designs, manufactures and distributes warning gates, lane changers, airport and navigational lighting and perimeter security gates and operators. ISSI's Intelli-Site(R) provides users with a software solution that integrates existing subsystems from multiple vendors without incurring the additional costs associated with upgrades or replacement. Intelli-Site(R) features a user-defined graphics interface that controls various security devices within one or multiple facilities. ISSI conducts its design, development, manufacturing and distribution activities through two wholly owned subsidiaries: B&B ARMR Corporation and Intelli-Site, Inc. For more information,
please      visit      www.integratedsecurity.com,       www.bb-armr.com      or
www.intelli-site.com.

This information contains certain forward-looking statements. It is important to note that ISSI's actual results could differ materially from those projected by such forward-looking statements. Important factors that could cause actual results to differ materially from those projected in the forward-looking statements include, but are not limited to, the following: operations may not improve as projected, new products may not be accepted by the marketplace as anticipated, or new products may take longer to develop than anticipated.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Integrated Security Systems, Inc.
                                            ---------------------------------
                                            (Registrant)


 June 14, 2004                              /S/ C. A. RUNDELL, JR.
 -------------                              ---------------------------------
 (Date)                                     C. A. Rundell, Jr.
                                            Chairman and CEO